UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	September 5, 2012

GE Capital Credit Card Master Note Trust RFS Holding, L.L.C. GE Capital Retail Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-181466-01, 333-181466, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (GE Capital Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

777 Long Ridge Road, Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.05 Securities Act Updating Disclosure.

RFS Holding, L.L.C. designated new accounts to the trust portfolio and transferred the receivables in those accounts to the Trust on August 27, 2012 (the “account addition”). The accounts designated to the trust portfolio on August 27, 2012 had an aggregate principal balance of approximately $757 million as of the close of business on August 27, 2012. The tables set forth below set forth the composition of receivables in the trust portfolio by various criteria as of July 31, 2012 on a pro forma basis as if the account addition had occurred at the close of business on July 31, 2012. Such tables were prepared using data for accounts designated in the account addition, other than those accounts in the Paypal program, as of the close of business on August 22, 2012, and for all accounts in the Paypal program designated in the account addition, as of the close of business on August 23, 2012, and for the remaining trust portfolio, as of the close of business on July 31, 2012 (such dates being referred to herein, as the “Applicable Receivables Balance Dates” for such accounts).

The “Composition by FICO® Score” table reflects receivables balances as of the Applicable Receivables Balance Dates, and the composition of accounts by FICO® score as most recently refreshed.

For purposes of the below tables:

•	Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) for all accounts in the trust portfolio as of the Applicable Receivables Balance Dates for such accounts.

•	Accounts is the number of accounts included in the trust portfolio as of July 31, 2012, plus the number of accounts designated in the account addition.

Composition by Retailer

Retailer	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
JCPenney	$4,177,628,449	22.0%	12,696,651	34.1%
Lowe’s	3,377,393,882	17.8%	3,635,026	9.8%
Wal-Mart (1)	2,269,112,783	12.0%	2,986,014	8.0%
Sam’s Club(1)	2,108,745,485	11.1%	3,662,342	9.8%
Sam’s Club Dual Card	2,008,965,883	10.6%	1,778,646	4.8%
Gap Family Dual Card(2)	1,444,503,494	7.6%	2,465,966	6.6%
Belk	806,404,443	4.3%	2,657,756	7.1%
Gap(3)	644,886,696	3.4%	3,441,891	9.2%
Dillard’s	611,306,871	3.2%	1,005,740	2.7%
Chevron	556,182,583	2.9%	1,714,647	4.6%
JCPenney Dual Card	262,626,943	1.4%	199,289	0.5%
Other	705,734,732	3.7%	969,063	2.6%
Total	$18,973,492,245	100.0%	37,213,031	100.0%

(1)	Sam’s Club and Wal-Mart are affiliated retailers. Sam’s Club cards may also be used at Wal-Mart locations, and Wal-Mart cards may be used at Sam’s Club locations if the cardholder belongs to the club. Figures shown here are based on which retailer is identified on the card, not where the purchase was made.

(2)	Figures presented for Gap Family Dual Card include Old Navy Dual Card, Gap Dual Card and Banana Republic Dual Card, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

(3)	Figures presented for Gap include Old Navy, Gap and Banana Republic, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

Composition by Account Balance

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Credit Balance	$(21,162,716)	-0.1%	464,479	1.2%
No Balance	-	0.0%	14,955,848	40.2%
$0.01-$500.00	2,109,955,609	11.1%	12,053,248	32.4%
$500.01-$1,000.00	2,800,089,308	14.8%	3,862,71	10.4%
$1,000.01-$2,000.00	4,572,176,669	24.1%	3,221,486	8.7%
$2,000.01-$3,000.00	3,103,254,574	16.4%	1,277,286	3.4%
$3,000.01-$4,000.00	2,057,620,523	10.8%	596,032	1.6%
$4,000.01-$5,000.00	1,648,798,218	8.7%	367,800	1.0%
$5,000.01-$6,000.00	1,108,063,618	5.8%	203,634	0.5%
$6,000.01-$7,000.00	622,644,114	3.3%	96,572	0.3%
$7,000.01-$8,000.00	382,822,191	2.0%	51,431	0.1%
$8,000.01-$9,000.00	251,790,454	1.3%	29,750	0.1%
$9,000.01-$10,000.00	189,429,027	1.0%	19,992	0.1%
$10,000.01-$15,000.00	134,560,221	0.7%	12,029	0.0%
$15,000.01-$20,000.00	9,750,471	0.1%	580	0.0%
$20,000.01 or more	3,699,963	0.0%	154	0.0%
Total	18,973,492,245	100.0%	37,213,031	100.0%

Composition by Credit Limit

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$421,263,841	2.2%	4,082,508	11.0%
$500.01-$1,000.00	1,190,202,602	6.3%	4,789,447	12.9%
$1,000.01-$2,000.00	2,801,172,173	14.8%	10,513,799	28.3%
$2,000.01-$3,000.00	2,863,089,816	15.1%	6,624,424	17.8%
$3,000.01-$4,000.00	2,094,323,422	11.0%	3,436,020	9.2%
$4,000.01-$5,000.00	2,336,192,389	12.3%	2,632,717	7.1%
$5,000.01-$6,000.00	1,932,865,945	10.2%	1,451,119	3.9%
$6,000.01-$7,000.00	1,467,039,421	7.7%	1,037,353	2.8%
$7,000.01-$8,000.00	1,279,248,679	6.7%	946,308	2.5%
$8,000.01-$9,000.00	843,685,346	4.4%	469,643	1.3%
$9,000.01-$10,000.00	1,388,255,281	7.3%	1,041,986	2.8%
$10,000.01 or more	356,153,329	1.9%	187,707	0.5%
Total	18,973,492,245	100.0%	37,213,031	100.0%

Composition by Account Age

Age	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$318,489,871	1.7%	1,082,394	2.9%
6 Months to 12 Months	562,882,280	3.0%	1,551,786	4.2%
Over 12 Months to 24 Months	1,200,617,452	6.3%	3,139,527	8.4%
Over 24 Months to 36 Months	1,525,826,844	8.0%	3,062,754	8.2%
Over 36 Months to 48 Months	1,571,872,531	8.3%	2,873,611	7.7%
Over 48 Months to 60 Months	1,727,936,328	9.1%	2,887,333	7.8%
Over 60 Months to 72 Months	1,701,191,129	9.0%	2,813,872	7.6%
Over 72 Months to 84 Months	1,625,784,735	8.6%	2,452,119	6.6%
Over 84 Months to 96 Months	1,404,881,553	7.4%	2,152,838	5.8%
Over 96 Months to 108 Months	909,968,022	4.8%	1,771,042	4.8%
Over 108 Months to 120 Months	761,930,867	4.0%	1,475,875	4.0%
Over 120 Months	5,662,110,633	29.8%	11,949,880	32.1%
Total	18,973,492,245	100.0%	37,213,031	100.0%

Except for the applicable states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total receivables balances, as applicable, based on the trust portfolio data as of the Applicable Receivables Balance Dates, for each of the retailers included in the trust portfolio. Since the largest number of cardholders (based on billing addresses) whose accounts are designated for the trust portfolio were in the five states listed below, adverse economic conditions affecting cardholders residing in those areas could affect timely payment by the related cardholders of amounts due on the accounts and, accordingly, the rate of delinquencies and losses for the trust portfolio.

Composition by Billing Address

State	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Texas	$1,927,508,014	10.2%	3,288,509	8.8%
California	1,590,400,912	8.4%	3,570,771	9.6%
Florida	1,257,442,625	6.6%	2,442,588	6.6%
North Carolina	950,836,916	5.0%	1,749,440	4.7%
New York	865,856,122	4.6%	2,003,870	5.4%
Other	12,381,447,656	65.3%	24,157,853	64.9%
Total	18,973,492,245	100.0%	37,213,031	100.0%

Composition by Delinquency Status

Aging Status	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Current, Credit and Zero Balance	$17,536,015,901	92.4%	35,978,084	96.7%
1-29 Days	759,219,139	4.0%	749,359	2.0%
30-59 Days	233,423,896	1.2%	186,342	0.5%
60-89 Days	152,523,909	0.8%	108,561	0.3%
90-119 Days	118,187,786	0.6%	81,411	0.2%
120-149 Days	93,343,580	0.5%	60,377	0.2%
150 or More Days	80,778,034	0.4%	48,897	0.1%
Total	18,973,492,245	100.0%	37,213,031	100.0%

Composition by FICO® Score

A FICO® score is a measurement derived from a proprietary credit scoring method owned by Fair Isaac Corporation to determine the likelihood that credit users will pay their credit obligations in accordance with the terms of their accounts. Although Fair Isaac Corporation discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit. FICO® scores range from 300 to 850, and a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. FICO® scores for any one individual may be determined by up to three independent credit bureaus. In determining whether to grant credit to a potential account holder, the bank uses a FICO® score as reported by one of the three major credit bureaus. Therefore, certain FICO® scores for an individual account holder based upon information collected by other credit bureaus could be different from the FICO® score used by the bank.

FICO® scores are based on independent, third-party information, the accuracy of which we cannot verify. FICO® scores were not developed specifically for use in connection with credit card accounts, but for consumer credit products in general. The bank does not use standardized credit scores, such as a FICO® score, alone to determine the credit limit or other terms that are approved or applied on an account. Rather, each application is scored based on the applicant’s credit bureau report using industry and proprietary credit models and bankruptcy scorecards.

FICO® scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair Isaac Corporation. To the extent available, FICO® scores are generally obtained at origination of the account and at least quarterly thereafter. Because the composition of the accounts designated for the trust may change over time, this table is not necessarily indicative of FICO® scores at origination of the accounts or the composition of the accounts in the trust at any specific time thereafter.

The following table reflects receivables as of the Applicable Receivables Balance Dates, and the composition of accounts by FICO® score as most recently refreshed:

Composition by FICO® Score

FICO® Credit Score Range(1)	Total Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 599	$1,645,625,673	8.7%
600 to 659	3,977,524,275	21.0%
660 to 719	7,169,263,105	37.8%
720 and above	6,079,439,811	32.0%
No Score	101,639,381	0.5%
Total	$18,973,492,245	100.0%

________

(1)	FICO® is a federally registered trademark of Fair Isaac Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 5, 2012	RFS Holding, L.L.C., as depositor

By:	/s/ Darren Blasko
Name:	Darren Blasko
Title:	Vice President